                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 28, 1998

                        CORPORATE OFFICE PROPERTIES TRUST
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                       0-20047                 23-2947217
        --------                       -------                 ----------
(State or other jurisdiction of      (Commission             (IRS Employer
       incorporation)                File Number)        Identification Number)

                          One Logan Square, Suite 1105
                             Philadelphia, PA 19103
                             ----------------------
               (Address of principal executive offices) (Zip Code)

                                 (215) 567-1800
                                 --------------
              (Registrant's telephone number, including area code)

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Item 2.  Acquisition or Disposition of Assets.

On May 28, 1998, Corporate Office Properties Trust (the "Company") through Corporate Office Properties, L.P. (the "Operating Partnership"), acquired Fairfield Corporate Center, two multistory office buildings (the "Acquired Properties") located in Fairfield, NJ, from 695 Rt. 46 Realty LLC and 710 Rt. 46 Realty LLC, unrelated parties. The purchase price of the Acquired Properties aggregated approximately $28.8 million including $6.5 million of assumed debt (the "Assumed Debt"). The balance of the purchase price was paid in cash.

Life Investors Insurance Company of America is the lender on the Assumed Debt. The Assumed Debt bears interest at a fixed rate of 8.29% per annum and provides for monthly payments of principal and interest totaling $56,402. This debt matures on May 1, 2007.

Concurrent with the acquisition, the Company closed on a $100 million, two-year, senior revolving credit facility with Bankers Trust Company (the "Credit Facility"). The Credit Facility will be used to refinance existing indebtedness, fund acquisitions and new development projects, and for general working capital purposes, including capital expenditures and tenant improvements. The Credit Facility is recourse to the Company and the Operating Partnership and will be secured by, among other items, first mortgage liens on certain of the office properties owned by the Operating Partnership. The Credit Facility is a variable rate loan, bears interest at LIBOR plus 175 basis points and provides for monthly payments of interest only. A fee of 25 basis points per annum on the unused amount of the Credit Facility will be payable quarterly, in arrears. On May 28, 1998, the Company borrowed as the initial funding proceeds, approximately $23.8 million. The Company used the loan proceeds primarily for the acquisition of the Acquired Properties, including costs associated with the acquisition.

The Acquired Properties, located on Rt. 46 in Fairfield, NJ, total approximately 262,000 square feet. As of June 1, 1998, the Acquired Properties were approximately 84% leased to 25 tenants. Major tenants include the United Health Care Services and Pearson Inc., under leases aggregating approximately 34,000 and 24,000 square feet, respectively, representing 13% and 9% of the Acquired Properties' aggregate square feet.

                                       2

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The following table sets forth a summary schedule of the lease expirations for the Acquired Properties, for leases in place as of June 1, 1998, assuming that none of the tenants exercise renewal options.



                                                               Total Rental      Total Rental
                                 Square                         Revenue of         Revenue of      Percentage of
                   Number      Footage of    Percentage of       Expiring        Expiring Leases   Total Rental
 Year of Lease    of Leases     Expiring     Total Leased      Leases ($000)      per Rentable       Revenue
  Expiration      Expiring       Leases       Square Feet           (1)          Square Foot (1)    Expiring (1)
---------------   ---------    -----------   --------------   ---------------    ----------------  -------------
   6/1/98 -          1            8,257           3.77%      $    134,095           $ 16.24            3.44%
 12/31/98 (2)
     1999            2           21,191           9.68            347,338             16.39            8.92
     2000            3            6,208           2.83            110,373             17.63            2.83
     2001            7           75,177          34.34          1,276,210             17.78           32.75
     2002            4           10,932           5.00            203,007             16.98            5.21
     2003            4           17,337           7.92            314,169             18.57            8.06
     2004            2           27,034          12.35            478,879             17.71           12.29
     2005            -            -                -               -                   -                -
     2006            -            -                -               -                   -                -
     2007            1           18,648           8.52            400,377             21.47           10.28
     2008            1           34,163          15.60            632,016             18.50           16.22
   2009 and
  thereafter         -              -              -               -                    -               -
                 ---------    -----------   --------------   ---------------    ----------------  -------------
Total/Average       37          218,947         100.00%      $  3,896,462            $17.80          100.00%
                 ---------    -----------   --------------   ---------------    ----------------  -------------
                 ---------    -----------   --------------   ---------------    ----------------  -------------


(1) Total Rental Revenue is the monthly contractual charge as of June 1, 1998 multiplied by 12 including any operating expense reimbursements.

(2)   Excludes 43,053 vacant square feet as of June 1, 1998.

Item 5.    Other Events.

           See Item 2 above for a description of the Company's Credit Facility closed on May 28, 1998.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (a)      Financial Statements of Businesses Acquired

                    The combined financial statements of the Acquired Properties will be filed by amendment not later than July 27, 1998.

           (b)      Pro Forma Financial Information

                    The pro forma condensed consolidated financial statements of the Company will be filed by amendment not later than July 27, 1998.

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                  (c)      Exhibits

Exhibit Number          Description
--------------          -----------

10.6 Purchase and Sale Agreement dated as of March 4, 1998 between 695 Rt. 46 Realty, LLC, 710 Rt. 46 Realty, LLC and COPT Acquisitions, Inc.

10.7                    Letter Amendment to Purchase and Sale
                        Agreement dated as of March 26, 1998 between 695 Rt. 46 Realty, LLC, 710 Rt. 46 Realty, LLC and COPT Acquisitions, Inc.

10.8 Secured Promissory Note dated as of April 29, 1997 between 710 Rt. 46 Realty, LLC and Life Investors
                        Insurance Company of America

10.9                    Mortgage and Security Agreement dated as of April 29,
                        1997 between 710 Rt. 46 Realty, LLC and Life Investors
                        Insurance Company of America

10.10                   Senior Secured Revolving Credit Agreement dated as of
                        May 28, 1998 between Corporate Office Properties, L.P.,
                        Corporate Office Properties Trust, Any Mortgaged
                        Property Subsidiary and Bankers Trust Company


Exhibits and Schedules have been omitted based on rule 601 (b) (2). Such exhibits and schedules are described in the agreements. The registrant hereby agrees to furnish to the Commission upon its request any or all such omitted exhibits or schedules.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 10, 1998

                                          CORPORATE OFFICE PROPERTIES TRUST

                                          By:      /s/ Clay W. Hamlin, III
                                               ----------------------------
                                          Name:    Clay W. Hamlin, III
                                          Title:    President and
                                                    Chief Executive Officer

                                          By:      /s/ Thomas D. Cassel
                                               ----------------------------
                                          Name:    Thomas D. Cassel
                                          Title:    Vice President Finance


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